p tu q q q tu p q p p p p p p q tu tu

▪ ▪ ▪ ▪ ▪

USD CAD GBP EURO JPY HKD SGD AUD

4Q16 / 4Q15 Revenue Growth

$1.52 Non-Core 1Q17A NOI Growth Property Taxes G&A Timing Forward Equity Exercise Non-Cash Topic D-42 Charge 2Q17E 3Q17E 4Q17E

✓ ✓ ✓ ✓



Around the World in Ninety Days

DIGITAL REALTY

1Q17 FINANCIAL RESULTS

APRIL 2017

DIGITAL REALTY

The Next Horizon
Three-Year Guideposts

Our Focus

Our philosophy is to deliver superior returns by capitalizing on our core competencies and tailoring them to meet our customers' growing and evolving data center needs



1 SUPERIOR RETURNS	2 CAPITAL ALLOCATION	3 PRODUCT OFFERINGS	4 OPERATING EFFICIENCIES
Deliver superior risk-adjusted total returns	Prudently allocate capital to opportunistically extend global campus footprint	Drive higher returns on the asset base by diversifying product offerings	Achieve operating efficiencies to accelerate growth in cash flow and value per share

Meeting Our Customers' Growing Data Center Needs
Aligning Go-to-Market with Customer Buying Behavior

Our Customers

Aligning our Go-to-Market strategy with our customers' unique needs and the way they buy

GLOBAL, DIVERSE CUSTOMER BASE

- Customers 2,300+
- Comprehensive Product Offerings
- Global 33 Metro Areas

CUSTOMER-CENTRIC ALIGNMENT

- Global Solutions
- Enterprise Solutions
- Network Solutions

Firm Fundamentals
Robust Demand, Rational Supply

Demand Outpacing Supply in Top-Tier Data Center Markets

NORTHERN VIRGINIA
Megawatts Commissioned (1)


568
597
624
650
2Q16
3Q16
4Q16
1Q17

Occupancy Rate (1Q17)

Market (1) 96%

DLR(1) 97%

2016 Digital Realty Deliveries

15 MW
96% Leased

2x Market Absorption-to-Construction (2)

DALLAS
Megawatts Commissioned (1)


267
276
282
290
2Q16
3Q16
4Q16
1Q17

Occupancy Rate (1Q17)

Market (1) 90%

DLR(1) 90%

2016 Digital Realty Deliveries

13 MW
100% Leased

2x Market Absorption-to-Construction (2)

CHICAGO
Megawatts Commissioned (1)


214
251
261
266
2Q16
3Q16
4Q16
1Q17

Occupancy Rate (1Q17)

Market (1) 93%

DLR(1) 91%

2016 Digital Realty Deliveries

11 MW
100% Leased

2x Market Absorption-to-Construction (2)

Major U.S. Markets

Healthy volumes of underway supply in U.S. Major Markets balanced by high leasing velocity

Healthy Occupancy Rates

Tight vacancy across all three markets as new inventory is leased upon delivery or shortly thereafter

2016 Absorption Outpacing Construction (2)

2016 market absorption = 2x current construction pipelines

Source: Digital Realty internal estimates and datacenterHawk.

1) Market source: datacenterHawk. Excludes owner-occupied data centers. DLR includes only consolidated data centers.

2) Calculated as 2016 market absorption divided by current data center construction.

Improving Economic Growth Outlook

Long-Term Secular Data Center Demand Drivers

		4Q16 Call February 16, 2017	CURRENT April 26 2017	Better/ Worse	2017E	2018E
MACROECONOMIC	Global GDP Growth Forecast [1]	2017E: 3.4%	2017E: 3.5%	▲ (green)	3.5%	3.6%
	U.S. GDP Growth Forecast [1]	2017E: 2.3%	2017E: 2.3%	◀▶	2.3%	2.5%
	U.S. Unemployment Rate [2]	4.8%	4.5%	▼ (green)	4.6%	4.4%
	Inflation Rate – U.S. Annual CPI Index [2]	2.5%	2.4%	▼ (green)	2.5%	2.3%
	Crude Oil ($/barrel) [3]	$53	$49	▼ (green)	$54	$60
	Control of White House, Senate and HoR [4]	R,R,R	R,R,R	◀▶	R,R,R	R,R,R
INTEREST RATES	Three-Month Libor (USD) [2]	1.1%	1.2%	▲ (red)	1.7%	n/a
	10-Yr U.S. Treasury Yield [2]	2.4%	2.3%	▼ (green)	2.8%	n/a
	GBP-USD [2]	1.25	1.28	▲ (red)	1.24	1.29
	EUR-USD [2]	1.07	1.09	▲ (red)	1.08	1.12
EQUITY MARKETS	S&P 500 [2]	2,347 (YTD 5.1%); P/E: 21.6x	2,387 (YTD 7.3%); P/E: 21.7x	▲ (green)	18.5x	16.5x
	NASDAQ 100 [2]	5,301 (YTD 9.2%); P/E: 25.6x	5,541 (YTD 14.3%); P/E: 26.4x	▲ (green)	20.8x	18.2x
	RMZ [2][5]	1,159 (YTD 1.4%); P/FFO: 15.9x	1,162 (YTD 2.4%); P/E: 16.0x	▲ (green)	16.0x	15.2x
INDUSTRY	IT Spending Growth Worldwide [6]	2017E: 2.7%	2017E: 3.3%	▲ (green)	3.3%	2.8%
	Server Shipment Worldwide [7]	2017E: 6.4%	2017E: 4.6%	▼ (red)	4.6%	2.4%
	Global Data Center to Data Center IP Traffic [8]	CAGR 2015 - 2020E: 32%	CAGR 2015 - 2020E: 32%	◀▶	CAGR 2015 - 2020E: 32%	
	Global Cloud IP Traffic [8]	CAGR 2015 - 2020E: 30%	CAGR 2015 - 2020E: 30%	◀▶	CAGR 2015 - 2020E: 30%	

Source:
1) IMF World Economic Outlook – January 2017 and April 2017.
2) Bloomberg.
3) Bloomberg, NY Mercantile Exchange WTI Crude Oil (Front Month).
4) Nate Silver FiveThirtyEight.com – April 2017.
5) Citi Investment Research – February 2017 and April 2017.
6) Gartner: IT Spending, Worldwide (constant currency), March 2017.
7) Gartner: Servers Forecast Worldwide, 4Q16 / January 2017 and 1Q17 / April 2017.
8) Cisco Global Cloud Index: Forecast and Methodology, 2015-20120 – November 2016.

FINANCIAL RESULTS

DIGITAL REALTY

Lumpy but Healthy
Comprehensive Solutions Attract Diverse Customer Base

Historical Lease Signings
Annualized GAAP Base Rent (2)

Product Type	Total s.f. Signed (1)	Annualized GAAP Base Rent / s.f. (2)	Annualized GAAP Base Rent (2)
Turn-Key Flex®	185,062	$165	$30.5 million
Powered Base Building®	-	-	-
Colocation	38,557	$281	$10.8 million
Non-Technical	9,461	$45	$0.4 million
Interconnection	-	-	$8.6 million
Total	233,079	$179	$50.4 million



$ in millions
$60
$40
$20
$0
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2009 2010 2011 2012 2013 2014 2015 2016 2017

Note: Darker shading represents interconnection bookings.
1) Includes signings for new and re-leased space.
2) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant.

Healthy Backlog Sets a Solid Foundation
Front-End-Loaded Commencement Schedule



Backlog Roll-Forward + Commencement Timing
Current Period Backlog
Signings
Commencements
Total Backlog
$ in millions
$125
$100
$75
$50
$25
$-
$75
$42
($38)
$79
$68
$3
$8
$79
4Q16
Signings
Commencements
1Q17 Backlog
2017
2018
2020+
Total Backlog

Note: Amounts shown represent GAAP annualized base rent from signed, but not yet commenced, leases and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The lag between lease signing and lease commencement (and receipt of rents) may be significant. Expected commencement date at time of signing.

Cycling Through Peak Vintage Renewals
Positive Mark-to-Market Across All Property Types

PRODUCT TYPE	RENEWALS	1Q17 RE-LEASING SPREADS	
Turn-Key Flex®	▪ Renewed 100,874 square feet of Turn-Key Flex® data centers at a rental rate increase of 3% on a cash basis and a 6% increase on a GAAP basis	3% CASH	6% GAAP
Powered Base Building®	▪ Renewed 81,745 square feet of Powered Base Building® data centers at a rental rate increase of 16% on a cash basis and a 26% increase on a GAAP basis	16% CASH	26% GAAP
Colocation	▪ Renewed 96,350 square feet of colocation space at a rental rate increase of 2% on a cash basis and a 2% increase on a GAAP basis	2% CASH	2% GAAP
Total	▪ Signed renewal leases representing $46 million of annualized GAAP rental revenue ▪ Rental rates were up on a cash basis by 3% and increased by 5% on a GAAP basis	3% CASH	5% GAAP

Note: Total represents Turn-Key Flex®, Powered Base Building®, Colocation, and Non-Tech leases signed during the quarter ended March 31, 2017.

Putting Exposure in Perspective
Benefits of Scale and Diversification on Display

USD CAD GBP EURO JPY HKD SGD AUD

EXPOSURE BY REVENUE



1%
78%
12%
4%
0%
0%
4%
2%

2017 EXPOSURE (1)



0.8%
GBP
+/- 10%
Midpoint of Guidance $5.95 – $6.10
0.3%
LIBOR
+/- 100 bps
0.3%
EUR
+/- 10%
0.1%
WTI
+/- $10 per barrel

EXCHANGE RATES (2)

U.S. DOLLAR / POUND STERLING

13% INCREASE

U.S. DOLLAR / EURO

3% INCREASE

U.S. Dollar Index



1Q16
1Q17
$105
$100
$95
$90
$85
Brexit
U.S. Presidential Election
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17

Source: Bloomberg

1) Based on the midpoint of 2017 core FFO per share guidance of $5.95 - $6.10.

2) Based on average exchange rates for the quarter ending March 31, 2017 compared to average exchange rates for the quarter ending March 31, 2016.

Constant-Currency Growth
FX Represents ~ 150 bps Drag on Reported Results



As Reported
Constant-Currency
15%
10%
5%
0%
9.2%
10.8%
10.0%
11.9%
3.4%
4.2%
7.0%
8.7%
5.3%
7.1%
1Q17 / 1Q16 Revenue Growth
1Q17 / 1Q16 Adj. EBITDA Growth (1)
1Q17 / 1Q16 Same-Capital Cash NOI Growth (1)
1Q17 / 1Q16 Core FFO/sh Growth
2017E / 2016 Core FFO/sh Growth (2)

Note: Constant-currency, Adjusted EBITDA, same-capital cash NOI and core FFO are non-GAAP financial measures. For a description of these measures, see the Appendix.

1) Net income for the quarter ended March 31, 2017 was $66 million. Net income for the quarter ended March 31, 2016 was $39 million.

2) The lighter shaded sections represent the core FFO and constant-currency core FFO per share guidance ranges. The midpoints of 2017 core FFO and constant-currency core FFO represent 5.3% and 7.1% growth over 2016 results, respectively.

Four Quarter Two-Step
Beat, Dip, Shuffle, Bounce



2017E Core FFO / Sh
$1.52
Non-Core
Series F Preferred Stock redemption in April 2017
1Q17A
NOI Growth
Property Taxes
G&A Timing
Forward Equity Exercise
Non-Cash Topic D-42 Charge
2Q17E
3Q17E
4Q17E

Note: Based on management estimates; actual performance may differ materially. Core FFO and NOI are a non-GAAP financial measure. For descriptions and reconciliations to the closest GAAP equivalents, please see the Appendix.

Sources & Uses
Ample Liquidity to Fund Future Growth

($ in billions)

Sources		Uses	
Remaining Forward Equity Offering	$0.2 Bn	Repayment of Maturing Debt	$0.1 Bn
Asset Sales	$0.1 Bn	Preferred Equity Redemption	$0.2 Bn
Cash Flow from Operations [1]	$0.4 Bn	Recurring CapEx and Leasing Costs	$0.1 Bn
Bond Issuance and / or Bank Debt [2]	$0.6 Bn	Development CapEx [3]	$0.9 Bn
Total	**$1.3 Bn**	**Total**	**$1.3 Bn**

Note: Figures represent company estimates and projections for 2017. Actual results may vary materially.
1) Reflects cash flow from operations after dividends.
2) Includes revolver borrowings.
3) Includes capitalized interest.

Closing the GAAP on Straight-Line Rent
Consistently Improving Quality of Earnings

($ in millions)



Straight-Line Rental Revenue
Straight-Line Rent as % of Revenue
$25
$20
$15
$10
$5
$0
6%
5%
4%
3%
2%
1%
0%
4Q13 $22.7 6.0%
1Q14 $21.3 5.5%
2Q14 $19.9 5.0%
3Q14 $17.6 4.3%
4Q14 $18.6 4.5%
1Q15 $13.4 3.3%
2Q15 $14.5 3.5%
3Q15 $13.6 3.1%
4Q15 $9.5 1.9%
1Q16 $7.4 1.5%
2Q16 $5.5 1.1%
3Q16 $6.0 1.1%
4Q16 $5.2 0.9%
1Q17 $4.1 0.7%

Well-Laddered Debt Maturity Schedule
Nominal Near-Term Maturities; No Bar Too Tall

DEBT MATURITY SCHEDULE (1)



Secured Mortgage Debt
Pro Rata Share of JV Debt
Unsecured Senior Notes
Unsecured Term Loan
Unsecured Global Facility
Unsecured Green Bonds
($ in billions)
$3.0
$2.0
$1.0
$0.0
$0.1
$0.1
$0.0
$1.0
$2.2
$0.8
$0.7
$0.6
$1.0
2017
2018
2019
2020
2021
2022
2023
2024
2025

CURRENT CAPITAL STRUCTURE (1)



Variable Rate Debt
4%
Fixed Rate Debt
21%
Preferred
4%
Equity
71%



Floating Rate Debt
15%
Fixed Rate Debt
85%

1) As of March 31, 2017. Based on DLR closing stock price of $111.22 on April 26, 2017. Includes Digital Realty's pro rata share of unconsolidated joint venture debt. Pro forma for the redemption of the 6.625% Series F Cumulative Redeemable Preferred Stock on April 5, 2017.

Consistent Execution on Strategic Vision
Delivering Current Results, Seeding Future Growth

Successful First Quarter 2017 Initiatives

SETTING THE TONE FROM THE TOP
Continue to enhance overall board expertise and corporate commitments

CAPTURING ROBUST AND DIVERSE CUSTOMER DEMAND
Capitalizing on global, multiproduct platform to generate $50 million of signings in the quarter

EXCEEDING EXPECTATIONS
Reported 1Q17 core FFO / share of $1.52, six cents ahead of consensus (1)

STRENGTHENING THE BALANCE SHEET
Paid down high-coupon debt and preferred equity

1) 1Q17 net income per share of $0.41. For a description of core FFO and a reconciliation to net income, see the Appendix.

APPENDIX



DIGITAL REALTY

Robust Long-Term Demand, Lumpy Near-Term Signings
Diverse Customer Base + Product Offerings

Historical Lease Signings
Trailing Four-Quarter Average
Annualized GAAP Base Rent (2)

Product Type	Total s.f. Signed (1)	Annualized GAAP Base Rent / s.f. (2)	Annualized GAAP Base Rent (2)
Turn-Key Flex®	145,478	$174	$23.4 million
Powered Base Building®	2,588	$54	$0.1 million
Colocation	28,819	$276	$8.0 million
Non-Technical	19,824	$40	$0.5 million
Interconnection	-	-	$8.2 million
Total	**196,707**	**$163**	**$40.2 million**



($ in millions)
$60
$40
$20
$0
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2009
2010
2011
2012
2013
2014
2015
2016
2017

Note: Darker shading represents interconnection signings.
1) Includes signings for new and re-leased space.
2) GAAP rental revenues include total rent for new lease and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant.

U.S. Major Metro Area Data Center Supply (1)
Supply Largely Concentrated in Most Active Metro Areas


1Q17
Current Supply (1)
New Construction
Digital Realty Inventory (2)
(in megawatts)
120
100
80
60
40
20
0
Boston
Chicago
Dallas
Houston
N Virgina
NY Metro
Phoenix
Silicon Valley


4Q16
Current Supply (1)
New Construction
Digital Realty Inventory (2)
(in megawatts)
120
100
80
60
40
20
0
Boston
Chicago
Dallas
Houston
N Virgina
NY Metro
Phoenix
Silicon Valley

1) Reflects management's estimates of available supply, including sub-lease availability.
2) Represents Digital Realty's available finished data center space and available active data center construction.

Appendix

The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO):

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, excluding a gain from a pre-existing relationship, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs), non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs' FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Core Funds from Operations (Core FFO):

We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) loss on currency forwards and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may not calculate core FFO in a consistent manner. Accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Constant-Currency Core Funds from Operations:

We calculate constant-currency core funds from operations by adjusting the core funds from operations for foreign currency translations.

Adjusted Funds from Operations (AFFO):

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from core FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount/premium, (iv) non-cash stock-based compensation expense, (v) straight-line rent revenue, (vi) straight-line rent expense, (vii) above- and below-market rent amortization, (viii) deferred non-cash tax expense, (ix) capitalized leasing compensation, (x) recurring capital expenditures and (xi) capitalized internal leasing commissions. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs' AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Appendix

EBITDA and Adjusted EBITDA:

We believe that earnings before interest, loss from early extinguishment of debt, income taxes and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, severance-related expense, equity acceleration, and legal expenses, transaction and integration expenses, (gain) on real estate transactions, loss on currency forwards, other non-core expense adjustments, noncontrolling interests, preferred stock dividends and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding severance-related expense, equity acceleration, and legal expenses, transaction and integration expenses, (gain) loss on real estate transactions, non-cash (gain) on lease termination, loss on currency forwards, other non-core expense adjustments, noncontrolling interests, preferred stock dividends and issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs' EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Net Operating Income (NOI) and Cash NOI:

Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company's rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs' NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

Same-Capital Cash NOI

Same-capital Cash NOI is Cash NOI (as defined above) calculated for "Same-capital" properties. "Same-capital" properties are defined as properties owned as of December 31, 2015 with less than 5% of total rentable square feet under development and excludes properties that were undergoing, or were expected to undergo, development activities in 2016-2017, properties classified as held for sale, and properties sold or contributed to joint ventures for all periods presented.

Forward-Looking Statements

The information included in this presentation contains forward-looking statements. Such statements are based on management's beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to: our economic outlook; opportunities and strategies, including ROIC, recycling assets and capital, and sources of growth; the expected timing, locations, benefits and product offerings for Service Exchange; the expected effect of foreign currency translation adjustments on our financials; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our expected product offerings; our expected Go-to-Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing Turn-Key Flex space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers' capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates, potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized; core FFO run-rate and NOI Growth; other forward-looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: the impact of current global economic, credit and market conditions; current local economic conditions in the geographies in which we operate; decreases in information technology spending, including as a result of economic slowdowns or recession; adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges); our dependence upon significant tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; defaults on or non-renewal of leases by tenants; our failure to obtain necessary debt and equity financing; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; financial market fluctuations; changes in foreign currency exchange rates; our inability to manage our growth effectively; difficulty acquiring or operating properties in foreign jurisdictions; our failure to successfully integrate and operate acquired or developed properties or businesses; the suitability for our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical or information system infrastructure or services or availability of power; risks related to joint venture investments, including as a result of our lack of control of such investments; delays or unexpected costs in development of properties; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; our inability to successfully develop and lease new properties and development space; difficulties in identifying properties to acquire and completing acquisitions; our inability to acquire off-market properties; the impact of the United Kingdom's referendum on withdrawal from the European Union on global financial markets and our business; our inability to comply with the rules and regulations applicable to reporting companies; our failure to maintain our status as a REIT; possible adverse changes to tax laws; restrictions on our ability to engage in certain business activities; environmental uncertainties and risks related to natural disasters; losses in excess of our insurance coverage; changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2016, and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)

(in thousands, except per share and unit data)

(unaudited)

	Three Months Ended	
	March 31, 2017	March 31, 2016
Net income (loss) available to common stockholders	$ 66,145	$ 39,125
Adjustments:		
Noncontrolling interests in operating partnership	904	663
Real estate related depreciation and amortization (1)	173,447	166,912
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	2,757	2,803
(Gain) loss on sale of properties	522	(1,097)
FFO available to common stockholders and unitholders	$ 243,775	$ 208,406
Basic FFO per share and unit	$ 1.51	$ 1.40
Diluted FFO per share and unit	$ 1.50	$ 1.39
Weighted average common stock and units outstanding		
Basic	161,475	149,048
Diluted	162,600	149,915

(1) Real estate related depreciation and amortization was computed as follows:		
Depreciation and amortization per income statement	176,466	169,016
Non-real estate depreciation	(3,019)	(2,104)
	$ 173,447	$ 166,912

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

	Three Months Ended	
	March 31, 2017	March 31, 2016
FFO available to common stockholders and unitholders -- basic and diluted	$ 243,775	$ 208,406
Weighted average common stock and units outstanding	161,475	149,048
Add: Effect of dilutive securities	1,125	867
Weighted average common stock and units outstanding -- diluted	162,600	149,915

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)

(in thousands, except per share and unit data)

(unaudited)

	Three Months Ended	
	March 31, 2017	March 31, 2016
FFO available to common stockholders and unitholders -- diluted	$ 243,775	$ 208,406
Termination fees and other non-core revenues (1)	(35)	(91)
Significant transaction expenses	3,323	1,900
Loss from early extinguishment of debt	-	964
Severance accrual and equity acceleration (2)	869	1,448
Other non-core expense adjustments (3)	-	(1)
CFFO available to common stockholders and unitholders -- diluted	$ 247,932	$ 212,626
Diluted CFFO per share and unit	$ 1.52	$ 1.42

(1) Includes one-time fees, proceeds and certain other adjustments that are not core to our business.

(2) Relates to severance charges related to the departure of company executives.

(3) Includes reversal of accruals and certain other adjustments that are not core to our business.

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended	
	March 31, 2017	March 31, 2016
Net income (loss) available to common stockholders	$ 66,145	$ 39,125
Interest	55,450	57,261
Loss from early extinguishment of debt	-	964
Taxes	2,223	2,109
Depreciation and amortization	176,466	169,016
EBITDA	300,284	268,475
Severance accrual and equity acceleration	869	1,448
Transactions	3,323	1,900
Gain on sale of properties	522	(1,097)
Other non-core expense adjustments	-	(1)
Noncontrolling interests	1,025	784
Preferred stock dividends	17,393	22,424
Adjusted EBITDA	$ 323,416	$ 293,933

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Same Capital Cash Net Operating Income

(in thousands)

(unaudited)

	Three Months Ended	
	March 31, 2017	March 31, 2016
Rental revenues	$ 250,064	$ 250,215
Tenant reimbursements - Utilities	35,722	34,995
Tenant reimbursements - Other	17,398	17,740
Interconnection and other	49,150	43,012
Total Revenue	352,334	345,962
Utilities	44,488	43,694
Rental property operating	56,391	56,180
Property taxes	16,055	17,451
Insurance	1,991	1,883
Total Expenses	118,925	119,208
Net Operating Income	$ 233,409	$ 226,754
Less:		
Stabilized straight-line rent	$ (4,160)	$ (3,297)
Above and below market rent	2,115	2,391
Cash Net Operating Income	$ 235,454	$ 227,660

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)

(in thousands, except per share and unit data)
(unaudited)

		Year Ended December 31, 2016
Net income (loss) available to common stockholders	$	332,088
Adjustments:		
Noncontrolling interests in operating partnership		5,298
Real estate related depreciation and amortization (1)		682,810
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures		11,246
Impairment charge on Telx trade name		6,122
(Gain) loss on sale of properties		(169,902)
Gain on settlement of pre-existing relationships with Telx		-
FFO available to common stockholders and unitholders	$	867,662
Basic FFO per share and unit	$	5.69
Diluted FFO per share and unit	$	5.67
Weighted average common stock and units outstanding		
Basic		152,360
Diluted		153,086

(1) Real estate related depreciation and amortization was computed as follows:

Depreciation and amortization per income statement		699,324
Impairment charge on Telx trade name		(6,122)
Non-real estate depreciation		(10,392)
	$	682,810

		Year Ended December 31, 2016
FFO available to common stockholders and unitholders -- basic and diluted	$	867,662
Weighted average common stock and units outstanding		152,360
Add: Effect of dilutive securities		726
Weighted average common stock and units outstanding -- diluted		153,086

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)

(in thousands, except per share and unit data)
(unaudited)

		Year Ended December 31, 2016
FFO available to common stockholders and unitholders -- diluted	$	867,662
Termination fees and other non-core revenues (3)		(33,197)
Significant transaction expenses		20,491
Loss from early extinguishment of debt		1,011
Costs on redemption of preferred stock		10,328
Change in fair value of contingent consideration (4)		-
Severance accrual and equity acceleration (5)		6,208
Loss on currency forwards		3,082
Bridge facility fees		-
Other non-core expense adjustments (6)		213
CFFO available to common stockholders and unitholders -- diluted	$	875,798
Diluted CFFO per share and unit	$	5.72

(3) Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(4) Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.
(5) Relates to severance charges related to the departure of company executives.
(6) Includes reversal of accruals and certain other adjustments that are not core to our business.